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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                   May 2, 2000
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                Date of Report (Date of Earliest event reported)


                        Envision Development Corporation
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             (Exact name of registrant as specified in its charter)



           Florida                001-15311              65-0981457
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           State of            Commission File         IRS Employer
        Incorporation              Number            Identification No.


               4 Mount Royal Avenue, Marlboro, Massachusetts 01752
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                     Address of Principal Executive Offices



        Registrant's telephone number, including area code (508) 481-8303

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          (Former name or former address, if changed since last report)








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Item 4.  Change in Registrant's Certifying Accountant

         On May 2, 2000, Grant Thornton LLP ("Grant Thornton") was engaged as the principal accountant to audit the financial statements of Envision Development Corporation ("Envision"). During Envision's two most recent fiscal years and any subsequent interim period prior to the engagement of Grant Thornton, Grant Thornton was not consulted by Envision regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on Envision's financial statements. There was no disagreement or reportable event with Envision's former accountants.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1   Press Release, dated May 3, 2000.







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                                   SIGNATURES

            Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 3rd day of May, 2000.



                                    Envision Development Corporation




                                    By: /s/ Michael E. Amideo
                                        -------------------------------------
                                        Michael E. Amideo
                                        Chief Financial Officer and Secretary
















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